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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) July 25, 2002
                                                          -------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                     1-13793                      06-1504091
      --------                     ---------                    ----------
(State or other Jurisdiction of   (Commission                (IRS Employer
incorporation or organization)    File Number)               Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (570) 459-3700
                                ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)




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ITEM 5.     OTHER EVENTS.
            ------------

      Northeast Pennsylvania Financial Corp., the parent company of First Federal Bank, announced that its stock would begin trading on the Nasdaq National Market on Thursday, August 1, 2002 under the symbol "NEPF."

      A press release announcing the move to the Nasdaq National Market is attached as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND OTHER EXHIBITS.
            ---------------------------------------

      Exhibit 99.1 Press Release dated July 25, 2002.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NORTHEAST PENNSYLVANIA
                                    FINANCIAL CORP.


Dated: July  29, 2002              By:   /s/ E. Lee Beard
                                         --------------------------------------
                                         E. Lee Beard
                                         President and Chief Executive Officer